[LOGO] MERRILL LYNCH  Investment Managers

Annual Report

July 31, 2002

Merrill Lynch
Florida Municipal
Bond Fund


www.mlim.ml.com

Merrill Lynch Florida Municipal Bond Fund                          July 31, 2002

DEAR SHAREHOLDER

The Municipal Market Environment

During the six-month period ended July 31, 2002, the direction of long-term fixed income interest rates was driven as much by volatile U.S. equity markets and continued worldwide political tensions as by economic fundamentals. In early 2002, economic indicators were mixed, signaling some strength in consumer spending and housing-related industries, but further declines in manufacturing employment. The index of leading economic indicators generally rose in late 2001 and early 2002, suggesting that economic activity was likely to expand later in the year. Furthermore, in February 2002, U.S. gross domestic product (GDP) growth for the fourth quarter of 2001 was revised higher to 1.7%, signaling significantly improving economic conditions relative to earlier in 2001. These positive economic fundamentals, however, were largely offset by U.S. equity market volatility. The initial disclosure of accounting irregularities at Enron Corporation in early February exacerbated earlier equity volatility. At the end of February 2002, long-term U.S. Treasury bond yields were approximately 5.40%.

In early March 2002, a number of economic indicators, including surging existing home sales, solid consumer spending and positive non-farm payroll growth following several months of job losses, suggested U.S. economic activity was continuing to strengthen. Also, in Congressional testimony, Federal Reserve Board Chairman Alan Greenspan was cautiously optimistic regarding future U.S. economic growth, noting that while any increase in activity was likely to be moderate, "an economic expansion (was) well underway." These factors combined to push U.S. equity prices higher and bond prices sharply lower in expectation of a reversal of the Federal Reserve Board's actions taken during the past 15 months. By the end of March 2002, long-term U.S. Treasury bond yields stood at 5.80%, their highest level in over 18 months.

During the past few months, however, bond yields reversed course to move sharply lower. Positive economic fundamentals were again overwhelmed by falling equity valuations and declines in investor confidence. U.S. GDP activity in the first quarter of 2002, while recently revised downward to 5%, was considerably above the level of economic growth seen at the end of 2001. Additionally, a number of economic indicators, such as housing activity, consumer spending and weekly unemployment claims, have pointed to at least a modest economic recovery by the end of 2002. However, steady dramatic declines in U.S. equity markets have convinced most investors to conclude recently that the Federal Reserve Board is unlikely to increase short-term interest rates for the remainder of the year. U.S. Treasury issue prices have been boosted by erupting Middle East and India/Pakistan conflicts, as many international investors prefer the safe haven status of U.S. Treasury securities. At June 30, 2002, long-term U.S. Treasury bond yields had declined to 5.50%.

In late July, U.S. GDP growth for the second quarter of 2002 was initially estimated at 1.1%. While subject to considerable revision, this initial estimate suggested that continued declines in U.S. equity prices were negatively affecting not only consumer, but business confidence as well, and undermining the economic growth witnessed earlier this year. Some analysts have extrapolated that recent weakness will continue, if not accelerate. This brought about forecasts that the Federal Reserve Board may soon be obliged to lower short-term interest rates both to offset equity market declines and boost consumer and business spending. The possibility of lower short-term interest rates helped push longer-term bond yields lower still during late July. At July 31, 2002, U.S. Treasury bond yield levels had fallen to 5.30%, a decline of approximately 15 basis points (0.15%) during the six-month period ended July 31, 2002.

During the period, municipal bond prices also generally rose. In early 2002, tax-exempt bond yields traded in a relatively narrow range as an increasingly positive technical position supported existing municipal bond prices. In March, however, increased economic activity and associated concerns regarding near-term Federal Reserve Board actions also pushed tax-exempt bond prices lower. By late March, long-term municipal revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, had risen to 5.67%, their highest level in over a year. During recent months, tax-exempt bond yields have generally declined largely in response to the positive fixed income environment engendered by falling equity valuations. The municipal bond market's recent price advances have also been bolstered by the continued improvement in the tax-exempt market's technical position. Despite sizeable advances in the rate of new municipal bond issuance, investor demand has increased in recent months, allowing tax-exempt bond prices to rise. By the end of July 2002, long-term municipal revenue bond yields stood at 5.34%, a decline of over 30 basis points from their recent highs in March.

Solid investment demand during the six-month period ended July 31, 2002 allowed the tax-exempt market to

Merrill Lynch Florida Municipal Bond Fund                          July 31, 2002

outperform its taxable counterpart in recent months. The Investment Company Institute reported that thus far in 2002, municipal bond fund net cash flows have remained very strong at over $7.7 billion, up more than 60% compared to the same period in 2001. Additionally, this past January and February, investors received nearly $50 billion in investment proceeds from coupon income, bond maturities and early redemptions. Given the recent weakness in U.S. equity markets, much of these monies were likely reinvested in tax-exempt products. Perhaps more importantly, short-term municipal interest rates have continued to move lower in response to the Federal Reserve Board's actions. In reaction to Federal Reserve Board interest rate reductions, short-term municipal rates have declined to the 1%-1.5% range. As interest rates have declined, investors have extended maturities to take advantage of the steep municipal bond yield curve. Also, it is forecast that investors will have received from June to August approximately an additional $75 billion from bond maturities, proceeds from early bond redemptions and coupon income. Given the lack of strong investment alternatives, it is likely that these monies will continue to support the municipal bond market's currently strong technical environment.

Recent outperformance by the tax-exempt market has been even more impressive considering the increase in new bond issuance seen thus far in 2002. Throughout the past six months, over $165 billion in new long-term municipal bonds was issued, an increase of nearly 20% compared to the same period in 2001. Over $100 in billion long-term tax-exempt securities was underwritten during the July quarter, an increase of over 33% compared to the July 2001 quarter's level. Recent months' issuance has been dominated by a number of issues each of whose size has exceeded $1 billion. While these mega-deals have caused some temporary price disruptions, imbalances have been short-lived as these underwritings are attractively priced and in-state demand has been very strong. Apart from the mega-deals, increased issuance has been well received as investor demand for the tax-advantaged, non-equity securities has been strong.

In the coming months, we believe interest rates are likely to remain volatile with an expected upward bias. However, until equity market conditions stabilize, interest rates could stay near their current historically low levels. While recent stock market declines appear to have negatively affected economic growth in July 2002, business activity is likely to accelerate going forward. Governmental stimulus in response to the September 11, 2001 attacks has been significant. The ongoing U.S. military response to worldwide terrorism has helped reduce a once-sizeable Federal surplus to a material deficit. Further military action in early 2003 would only result in increased Federal spending, higher deficits and increased Treasury financing. Increased Federal borrowings can be expected to put upward pressure on interest rates going forward.

Equity market declines have helped push interest rates to lower levels than economic fundamentals alone would support. When U.S. equity markets stabilize and economic activity resumes, associated interest rate increases should not be extreme. Inflationary pressures have remained well contained, meaning that significant interest rate increases are unlikely. As equity valuations are likely to only gradually recover, the U.S. economic recovery is also likely to be a moderate process. Similarly, this suggests that the pace of any interest rate increases would be gradual. As the municipal bond market's strong technical position can be expected to remain supportive in the coming months, future tax-exempt interest rate increases should be more restrained than their taxable counterparts.

Fiscal Year in Review

For the 12 months ended July 31, 2002, the Fund's Class A, Class B, Class C and Class D Shares had total returns of +5.91%, +5.38%, +5.17% and 5.81%, respectively. This compares to the +6.71% return of the unmanaged benchmark Lehman Brothers Municipal Bond Index for the same period. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4 and 5 of this report to shareholders.) For the year ended July 31, 2002, we maintained our strategy of a neutral market posture, while remaining fully invested. As a result, our total return performance underperformed that of our broad-based benchmark, but generally outperformed the Lipper average for Florida tax-exempt mutual funds, which had a return of +5.27%.

For the first six months of the fiscal year ended July 31, 2002, we maintained the Fund's neutral position relative to the municipal market. We also continued to emphasize reducing the Fund's volatility. As interest rates declined throughout late 2001, we sold interest rate-sensitive issues. With the resultant proceeds, we purchased bonds with a maturity range of 13 years-20 years, where approximately 80%-90%

Merrill Lynch Florida Municipal Bond Fund                          July 31, 2002

of the yield available in the entire municipal yield curve could be captured. By early 2002, market sentiment was that the Federal Reserve Board had finished easing short-term interest rates and could possibly start raising rates as early as mid-2002. Interest rates rose significantly throughout the entire yield curve during the month of March. Our strategy of reducing volatility worked well during the first quarter of 2002.

During the month of April, U.S. economic growth began to slow, and the likelihood of the Federal Reserve Board raising short-term interest rates abated. The U.S. equity market also began to fall as new corporate accounting problems arose. This brought back a flight-to-quality to both the U.S. Treasury and municipal markets and bond prices rose. During the last three months of the fiscal year ended July 31, 2002, the municipal yield curve became very steep. We began to sell bonds maturing in the 10-year--15-year range and purchased larger couponed issues maturing in the 20-year--30-year area in order to capture the incremental yield currently available by extending maturities.

Going forward, we intend to keep the Fund fully invested in an effort to enhance shareholder income. We also expect to maintain the Fund's neutral position relative to the municipal market.

In Conclusion

We appreciate your ongoing interest in Merrill Lynch Florida Municipal Bond Fund, and we look forward to assisting you with your investment needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Kenneth A. Jacob

Kenneth A. Jacob
Senior Vice President


/s/ John M. Loffredo

John M. Loffredo
Senior Vice President


/s/ Robert D. Sneeden

Robert D. Sneeden
Vice President and Portfolio Manager


September 4, 2002


PROXY RESULTS

During the six-month period ended July 31, 2002, Merrill Lynch Florida Municipal Bond Fund's shareholders voted on the following proposal. The proposal was approved by shareholders on April 15, 2002. A description of the proposal and number of shares voted are as follows:

-------------------------------------------------------------------------------------------------------------
                                                                             Shares Voted     Shares Withheld
                                                                                  For           From Voting
-------------------------------------------------------------------------------------------------------------
1. To elect the Trust's Board of Trustees:       Terry K. Glenn               15,177,364          488,893
                                                 James H. Bodurtha            15,180,452          485,805
                                                 Joe Grills                   15,147,239          519,018
                                                 Herbert I. London            15,180,452          485,805
                                                 Andre F. Perold              15,180,452          485,805
                                                 Roberta Cooper Ramo          15,175,596          490,661
                                                 Robert S. Salomon, Jr.       15,171,698          494,559
                                                 Melvin R. Seiden             15,135,304          530,953
                                                 Stephen B. Swensrud          15,136,706          529,551
-------------------------------------------------------------------------------------------------------------

Merrill Lynch Florida Municipal Bond Fund                          July 31, 2002

PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing to 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Average Annual Total Return

                              % Return Without   % Return With
                                Sales Charge      Sales Charge**
===============================================================
Class A Shares*
===============================================================
One Year Ended 6/30/02             +6.29%            +2.04%
---------------------------------------------------------------
Five Years Ended 6/30/02           +5.19             +4.34
---------------------------------------------------------------
Ten Years Ended 6/30/02            +5.66             +5.23
---------------------------------------------------------------

 *    Maximum sales charge is 4%.
**    Assuming maximum sales charge.

                                  % Return          % Return
                                Without CDSC       With CDSC**
===============================================================
Class B Shares*
===============================================================
One Year Ended 6/30/02             +5.76%            +1.76%
---------------------------------------------------------------
Five Years Ended 6/30/02           +4.66             +4.66
---------------------------------------------------------------
Ten Years Ended 6/30/02            +5.13             +5.13
---------------------------------------------------------------

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after four years.
**    Assuming payment of applicable contingent deferred sales charge.

===============================================================
                                 % Return           % Return
                               Without CDSC        With CDSC**
===============================================================
Class C Shares*
===============================================================
One Year Ended 6/30/02             +5.65%            +4.65%
---------------------------------------------------------------
Five Years Ended 6/30/02           +4.56             +4.56
---------------------------------------------------------------
Inception (10/21/94)
through 6/30/02                    +5.54             +5.54
---------------------------------------------------------------

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

===============================================================
                              % Return Without   % Return With
                                Sales Charge      Sales Charge**
===============================================================
Class D Shares*
---------------------------------------------------------------
One Year Ended 6/30/02             +6.18%            +1.94%
---------------------------------------------------------------
Five Years Ended 6/30/02           +5.09             +4.23
---------------------------------------------------------------
Inception (10/21/94)
through 6/30/02                    +6.08             +5.52
---------------------------------------------------------------

 *    Maximum sales charge is 4%.
**    Assuming maximum sales charge.

Merrill Lynch Florida Municipal Bond Fund                          July 31, 2002

PERFORMANCE DATA (concluded)

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A Shares and Class B Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Values are from July 1992 to July 2002:

                                          7/92            7/93           7/94          7/95            7/96            7/97
ML Florida
Municipal Bond Fund+--
Class A Shares*                           $9,600          $10,366        $10,406       $10,975         $11,666         $12,831
ML Florida
Municipal Bond Fund+--
Class B Shares*                           $10,000         $10,744        $10,732       $11,261         $11,910         $13,033


                                          7/98            7/99           7/00          7/01            7/02
ML Florida
Municipal Bond Fund+--
Class A Shares*                           $13,551         $13,764        $13,992       $15,351         $16,258
ML Florida
Municipal Bond Fund+--
Class B Shares*                           $13,694         $13,839        $13,997       $15,279         $16,101


                                          7/31/92         7/93           7/94          7/95            7/96            7/97
Lehman Brothers Municipal
Bond Index++                              $10,000         $10,884        $11,088       $11,961         $12,750         $14,057


                                          7/98            7/99           7/00          7/01            7/02
Lehman Brothers Municipal
Bond Index++                              $14,899         $15,328        $15,989       $17,600         $18,781


A line graph depicting the growth of an investment in the Fund's Class C Shares and Class D Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Values are from October 21, 1994 to July 2002:

                                          10/21/94**      7/95           7/96          7/97            7/98            7/99
ML Florida
Municipal Bond Fund+--
Class C Shares*                           $10,000         $10,792        $11,390       $12,453         $13,072         $13,196
ML Florida
Municipal Bond Fund+--
Class D Shares*                           $9,600          $10,401        $11,034       $12,125         $12,793         $12,980


                                          7/00            7/01           7/02
ML Florida
Municipal Bond Fund+--
Class C Shares*                           $13,333         $14,556        $15,309
ML Florida
Municipal Bond Fund+--
Class D Shares*                           $13,181         $14,462        $15,301


                                          10/31/94**      7/95           7/96          7/97            7/98            7/99
Lehman Brothers Municipal
Bond Index++                              $10,000         $11,107        $11,840       $13,054         $13,836         $14,234


                                          7/00            7/01           7/02
Lehman Brothers Municipal
Bond Index++                              $14,848         $16,344        $17,441

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ ML Florida Municipal Bond Fund invests primarily in long-term investment-grade obligations issued by or on behalf of the state of Florida, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++ This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds. The starting date for the Index in the Class C & Class D Shares' graph is from 10/31/94.

      Past performance is not predictive of future performance.

Recent Performance Results

                                                                                           Ten Years/
                                                          6-Month         12-Month       Since Inception     Standardized
As of July 31, 2002                                    Total Return     Total Return      Total Return       30-Day Yield
-------------------------------------------------------------------------------------------------------------------------
ML Florida Municipal Bond Fund Class A Shares*             +3.96%           +5.91%           +69.37%            4.47%
-------------------------------------------------------------------------------------------------------------------------
ML Florida Municipal Bond Fund Class B Shares*             +3.70            +5.38            +61.02             4.15
-------------------------------------------------------------------------------------------------------------------------
ML Florida Municipal Bond Fund Class C Shares*             +3.55            +5.17            +53.09             4.05
-------------------------------------------------------------------------------------------------------------------------
ML Florida Municipal Bond Fund Class D Shares*             +3.91            +5.81            +59.39             4.37
-------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index**                     +4.17            +6.71         +87.82/+74.41           --
-------------------------------------------------------------------------------------------------------------------------

 * Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's ten year/since inception dates are ten years for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.
** This unmanaged Index consists of long-term revenue bonds, general obligation bonds and insured bonds. The ten-year/since inception total returns are for ten years and from 10/31/94, respectively.

Merrill Lynch Florida Municipal Bond Fund                          July 31, 2002

SCHEDULE OF INVESTMENTS                                           (in Thousands)

S&P         Moody's    Face
Ratings++  Ratings++  Amount                                         Issue                                                    Value
------------------------------------------------------------------------------------------------------------------------------------
Florida--91.1%
------------------------------------------------------------------------------------------------------------------------------------
AAA         Aaa      $ 1,095    Altamonte Springs, Florida, Health Facilities Authority, Hospital Revenue Bonds
                                (Adventist Health Systems--Sunbelt), 7% due 10/01/2014 (e)(g)                               $  1,396
------------------------------------------------------------------------------------------------------------------------------------
NR*         NR*        1,105    Arbor Greene, Florida, Community Development District, Special Assessment Revenue Bonds,
                                6.50% due 5/01/2007                                                                            1,121
------------------------------------------------------------------------------------------------------------------------------------
AA          NR*        1,065    Beacon Tradeport Community Development District, Florida, Special Assessment Revenue
                                Refunding Bonds (Commercial Project), Series A, 5.625% due 5/01/2032                           1,103
------------------------------------------------------------------------------------------------------------------------------------
NR*         NR*          700    Bonnet Creek Resort, Florida, Community Development District, Special Assessment Revenue
                                Bonds, 7.50% due 5/01/2034                                                                       705
------------------------------------------------------------------------------------------------------------------------------------
NR*         NR*          670    Brooks of Bonita Springs II, Florida, Community Development District, Capital Improvement
                                Revenue Bonds, Series B, 6.60% due 5/01/2007                                                     681
------------------------------------------------------------------------------------------------------------------------------------
                                Broward County, Florida, HFA, M/F Housing Revenue Refunding Bonds (Lakeside
                                Apartments Project) (d):
AAA         NR*        1,100      6.90% due 8/01/2015                                                                          1,173
AAA         NR*        1,100      7% due 2/01/2025                                                                             1,166
------------------------------------------------------------------------------------------------------------------------------------
AA-         A3         5,000    Broward County, Florida, Resource Recovery Revenue Refunding Bonds (Wheelabrator South
                                Broward), Series A, 5.375% due 12/01/2009                                                      5,402
------------------------------------------------------------------------------------------------------------------------------------
NR*         VMIG1+       300    Capital Projects Finance Authority, Florida, Continuing Care Retirement Revenue Bonds
                                (Glenridge on Palmer Ranch), VRDN, Series C, 1.45% due 6/01/2012 (a)                             300
------------------------------------------------------------------------------------------------------------------------------------
NR*         Baa3         550    Capital Trust Agency, Florida, Air Cargo Revenue Bonds, AMT, 6.25% due 1/01/2019                 549
------------------------------------------------------------------------------------------------------------------------------------
AAA         Aaa        1,105    Celebration Community Development District, Florida (Special Assessment),
                                6% due 5/01/2010 (c)                                                                           1,189
------------------------------------------------------------------------------------------------------------------------------------
AAA         Aaa        7,000    Charlotte County, Florida, Health Care Facilities Revenue Refunding Bonds (Bon Secours
                                Health System), RIB, 10.357% due 8/26/2027 (g)(h)                                              7,316
------------------------------------------------------------------------------------------------------------------------------------
NR*         Aaa        1,475    Clay County, Florida, HFA, S/F Mortgage Revenue Bonds (Multi-County), AMT,
                                6.30% due 10/01/2020 (d)(f)                                                                    1,584
------------------------------------------------------------------------------------------------------------------------------------
AAA         Aaa       12,000    Escambia County, Florida, HFA, S/F Mortgage Revenue Refunding Bonds, AMT,
                                7% due 4/01/2028 (d)(f)                                                                       12,653
------------------------------------------------------------------------------------------------------------------------------------
NR*         Aaa        2,145    Escambia County, Florida, Health Facilities Authority, Health Facility Revenue Bonds
                                (Florida Health Care Facility Loan), 5.95% due 7/01/2020 (b)                                   2,422
------------------------------------------------------------------------------------------------------------------------------------
BBB         Baa2      11,370    Escambia County, Florida, PCR (Champion International Corporation Project), AMT,
                                6.90% due 8/01/2022                                                                           11,907
------------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch Florida Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below.

AMT              Alternative Minimum Tax (subject to)
COP              Certificates of Participation
DRIVERS          Derivative Inverse Tax-Exempt Receipts
GO               General Obligation Bonds
HFA              Housing Finance Agency
IDA              Industrial Development Authority
IDR              Industrial Development Revenue Bonds
M/F              Multi-Family
PCR              Pollution Control Revenue Bonds
RIB              Residual Interest Bonds
S/F              Single-Family
VRDN             Variable Rate Demand Notes

Merrill Lynch Florida Municipal Bond Fund                          July 31, 2002

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

S&P         Moody's    Face
Ratings++  Ratings++  Amount                                         Issue                                                    Value
------------------------------------------------------------------------------------------------------------------------------------
Florida (continued)
------------------------------------------------------------------------------------------------------------------------------------
                                Escambia County, Florida, PCR, Refunding:
BBB         Baa2     $ 1,500      (Champion International Corporation Project), 6.95% due 11/01/2007                        $  1,541
A1          VMIG1+     1,200      (Gulf Power Company Project), VRDN, 1.45% due 7/01/2022 (a)                                  1,200
------------------------------------------------------------------------------------------------------------------------------------
NR*         NR*          625    Fleming Island Plantation, Florida, Community Development District, Special Assessment
                                Bonds, Series A, 6.30% due 2/01/2005                                                             631
------------------------------------------------------------------------------------------------------------------------------------
AAA         Aaa        3,420    Florida HFA, Homeowner Mortgage Revenue Bonds, AMT, Series 3, 6.35% due 7/01/2028 (c)          3,616
------------------------------------------------------------------------------------------------------------------------------------
AAA         NR*        5,210    Florida HFA, Revenue Bonds, DRIVERS, AMT, Series 189, 12.20% due 2/01/2035 (b)(h)              5,798
------------------------------------------------------------------------------------------------------------------------------------
AAA         Aaa        1,000    Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 10,
                                5.50% due 7/01/2017 (g)                                                                        1,054
------------------------------------------------------------------------------------------------------------------------------------
AAA         Aaa        1,700    Florida Housing Finance Corporation, Homeowner Mortgage Revenue Refunding Bonds,
                                AMT, Series 4, 6.25% due 7/01/2022 (g)                                                         1,816
------------------------------------------------------------------------------------------------------------------------------------
AAA         NR*        5,000    Florida State Board of Education, Lottery Revenue Bonds, DRIVERS, Series 222,
                                10.70% due 7/01/2017 (h)(i)                                                                    6,488
------------------------------------------------------------------------------------------------------------------------------------
AAA         NR*        1,750    Florida State Board of Education, Public Education, GO, Refunding, Series D,
                                5.75% due 6/01/2022 (g)                                                                        1,891
------------------------------------------------------------------------------------------------------------------------------------
AAA         NR*        2,500    Florida State Turnpike Authority, Turnpike Revenue Bonds, DRIVERS, Series 218,
                                10.70% due 7/01/2029 (h)(i)                                                                    3,095
------------------------------------------------------------------------------------------------------------------------------------
AAA         Aaa          720    Gulf Breeze, Florida, Miami Beach Local Government Revenue Bonds, Series C,
                                5% due 12/01/2015 (i)                                                                            774
------------------------------------------------------------------------------------------------------------------------------------
NR*         NR*          985    Heritage Isles Community Development District, Florida, Special Assessment Revenue
                                Refunding Bonds, 5.90% due 11/01/2006                                                            983
------------------------------------------------------------------------------------------------------------------------------------
NR*         NR*          820    Heritage Palms, Florida, Community Development District, Capital Improvement Revenue
                                Bonds, 6.25% due 11/01/2004                                                                      824
------------------------------------------------------------------------------------------------------------------------------------
                                Jacksonville, Florida, Economic Development Commission, Health Care Facilities Revenue
                                Bonds (Mayo Clinic--Jacksonville):
AA          Aa2        1,000      Series A, 5.50% due 11/15/2036                                                               1,012
AA          Aa2        2,000      Series B, 5.50% due 11/15/2036                                                               2,023
------------------------------------------------------------------------------------------------------------------------------------
AA          Aa2        2,800    Jacksonville, Florida, Electric Authority, Electric System Revenue Bonds, Series 3-C,
                                5.50% due 10/01/2030                                                                           2,844
------------------------------------------------------------------------------------------------------------------------------------
AAA         NR*        4,920    Jacksonville, Florida, Electric Authority, Electric System Revenue Refunding Bonds,
                                Series Three, 6% due 10/01/2025 (c)                                                            5,328
------------------------------------------------------------------------------------------------------------------------------------
A1+         VMIG1+       400    Jacksonville, Florida, Electric Authority Revenue Bonds (Electric System), VRDN, Series B,
                                1.40% due 10/01/2030 (a)                                                                         400
------------------------------------------------------------------------------------------------------------------------------------
AAA         Aaa        1,200    Jacksonville, Florida, Guaranteed Entitlement Revenue Refunding and Improvement Bonds,
                                5.25% due 10/01/2032 (i)                                                                       1,218
------------------------------------------------------------------------------------------------------------------------------------
NR*         NR*          300    Lee County, Florida, Hospital Board of Directors, Hospital Revenue Bonds (Memorial Health
                                System), VRDN, Series A, 1.50% due 4/01/2025 (a)                                                 300
------------------------------------------------------------------------------------------------------------------------------------
NR*         NR*        1,155    Lexington Oaks, Florida, Community Development District, Special Assessment Revenue
                                Bonds, Series B, 6.70% due 5/01/2007                                                           1,180
------------------------------------------------------------------------------------------------------------------------------------
AAA         Aaa        9,500    Miami--Dade County, Florida, Expressway Authority, Toll System Revenue Bonds,
                                6.375% due 7/01/2010 (i)(j)                                                                   11,366
------------------------------------------------------------------------------------------------------------------------------------
                                Miami--Dade County, Florida, School Board COP, Series C (g):
AAA         Aaa          265      5.50% due 10/01/2015                                                                           293
AAA         Aaa          945      5.50% due 10/01/2016                                                                         1,038
AAA         Aaa        1,110      5.50% due 10/01/2018                                                                         1,202
------------------------------------------------------------------------------------------------------------------------------------

Merrill Lynch Florida Municipal Bond Fund                          July 31, 2002

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

S&P        Moody's    Face
Ratings++  Ratings++  Amount                                         Issue                                                    Value
------------------------------------------------------------------------------------------------------------------------------------
Florida (concluded)
------------------------------------------------------------------------------------------------------------------------------------
                                Orange County, Florida, Health Facilities Authority, Hospital Revenue Bonds:
A-          A3        $  500      (Adventist Health System), 6.25% due 11/15/2024                                           $    529
A-          A2         2,705      (Orlando Regional Healthcare), 6% due 12/01/2028                                             2,778
------------------------------------------------------------------------------------------------------------------------------------
AAA         Aaa        6,500    Orange County, Florida, Tourist Development, Tax Revenue Bonds, 5.50% due 10/01/2031 (b)       6,725
------------------------------------------------------------------------------------------------------------------------------------
NR*         NR*        1,000    Orlando, Florida, Urban Community Development District, Capital Improvement Special
                                Assessment Bonds, Series A, 6.95% due 5/01/2033                                                1,007
------------------------------------------------------------------------------------------------------------------------------------
NR*         Aaa        1,265    Osceola County, Florida, Infrastructure Sales Surplus Tax Revenue Bonds,
                                5.25% due 10/01/2025 (b)                                                                       1,290
------------------------------------------------------------------------------------------------------------------------------------
AAA         Aaa          925    Osceola County, Tourist Development Tax Revenue Bonds, Series A, 5.50% due 10/01/2027 (i)        970
------------------------------------------------------------------------------------------------------------------------------------
AAA         Aaa        2,050    Palm Beach County, Florida, School Board COP, Series A, 6% due 8/01/2010 (i)(j)                2,400
------------------------------------------------------------------------------------------------------------------------------------
NR*         NR*        1,000    Panther Trace, Florida, Community Development District, Special Assessment Revenue
                                Bonds, Series B, 6.50% due 5/01/2009                                                           1,002
------------------------------------------------------------------------------------------------------------------------------------
NR*         NR*          500    Park Place Community Development District, Florida, Special Assessment Revenue Bonds,
                                6.75% due 5/01/2032                                                                              486
------------------------------------------------------------------------------------------------------------------------------------
AAA         Aaa        2,080    Pasco County, Florida, Health Facilities Authority, Gross Revenue Bonds (Adventist Health
                                System--Sunbelt), 7% due 10/01/2014 (e)                                                        2,627
------------------------------------------------------------------------------------------------------------------------------------
AAA         Aaa        2,000    Plant City, Florida, Utility System Revenue Refunding and Improvement Bonds,
                                6% due 10/01/2015 (c)                                                                          2,356
------------------------------------------------------------------------------------------------------------------------------------
NR*         NR*        1,000    Reunion East Community Development District, Florida, Special Assessment, Series B,
                                5.90% due 11/01/2007                                                                             995
------------------------------------------------------------------------------------------------------------------------------------
AAA         Aaa          795    Saint John's County, Florida, IDA, IDR, Refunding (Professional Golf Project),
                                5.50% due 9/01/2013 (c)                                                                          896
------------------------------------------------------------------------------------------------------------------------------------
A+          A1         4,640    South Broward, Florida, Hospital District, Hospital Revenue Bonds, 5.625% due 5/01/2032        4,667
------------------------------------------------------------------------------------------------------------------------------------
NR*         NR*          945    Stoneybrook West, Florida, Community Development District, Special Assessment Revenue
                                Bonds, Series B, 6.45% due 5/01/2010                                                             958
------------------------------------------------------------------------------------------------------------------------------------
NR*         NR*        1,500    Vista Lakes Community Development District, Florida, Capital Improvement Revenue Bonds,
                                Series A, 6.75% due 5/01/2034                                                                  1,501
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Puerto Rico--2.8%
------------------------------------------------------------------------------------------------------------------------------------
BBB+        Baa3       4,000    Puerto Rico Public Finance Corporation, Commonwealth Appropriation Revenue Bonds,
                                Series E, 5.75% due 8/01/2030                                                                  4,245
------------------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost--$136,944)--93.9%                                                                                    144,014
Other Assets Less Liabilities--6.1%                                                                                            9,304
                                                                                                                            --------
Net Assets--100.0%                                                                                                          $153,318
                                                                                                                            ========
------------------------------------------------------------------------------------------------------------------------------------

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 2002.
(b)   AMBAC Insured.
(c)   MBIA Insured.
(d)   FNMA Collateralized.
(e)   Escrowed to maturity.
(f)   GNMA Collateralized.
(g)   FSA Insured.
(h) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 2002.
(i)   FGIC Insured.
(j)   Prerefunded.
*     Not Rated.
+     Highest short-term rating by Moody's Investors Service, Inc.
++    Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

Merrill Lynch Florida Municipal Bond Fund                          July 31, 2002

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of July 31, 2002

Assets:             Investments, at value (identified cost--$136,943,738) ........................                    $ 144,014,026
                    Cash .........................................................................                           28,180
                    Receivables:
                      Securities sold ............................................................  $   9,202,916
                      Interest ...................................................................      2,350,878
                      Beneficial interest sold ...................................................        235,581        11,789,375
                                                                                                    -------------
                    Prepaid expenses .............................................................                            3,958
                                                                                                                      -------------
                    Total assets .................................................................                      155,835,539
                                                                                                                      -------------
-----------------------------------------------------------------------------------------------------------------------------------
Liabilities:        Payables:
                      Securities purchased .......................................................      2,024,314
                      Dividends to shareholders ..................................................        189,358
                      Beneficial interest redeemed ...............................................         98,144
                      Investment adviser .........................................................         71,474
                      Distributor ................................................................         39,940         2,423,230
                                                                                                    -------------
                    Accrued expenses and other liabilities .......................................                           93,987
                                                                                                                      -------------
                    Total liabilities ............................................................                        2,517,217
                                                                                                                      -------------
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets:         Net assets ...................................................................                    $ 153,318,322
                                                                                                                      =============
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets          Class A Shares of beneficial interest, $.10 par value, unlimited number of
Consist of:         shares authorized ............................................................                    $     253,736
                    Class B Shares of beneficial interest, $.10 par value, unlimited number of
                    shares authorized ............................................................                          715,844
                    Class C Shares of beneficial interest, $.10 par value, unlimited number of
                    shares authorized ............................................................                          102,989
                    Class D Shares of beneficial interest, $.10 par value, unlimited number of
                    shares authorized ............................................................                          431,095
                    Paid-in capital in excess of par .............................................                      161,450,671
                    Undistributed investment income--net .........................................  $     107,847
                    Accumulated realized capital losses on investments--net ......................    (16,814,148)
                    Unrealized appreciation on investments--net ..................................      7,070,288
                                                                                                    -------------
                    Total accumulated losses--net ................................................                       (9,636,013)
                                                                                                                      -------------
                    Net assets ...................................................................                    $ 153,318,322
                                                                                                                      =============
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value:    Class A--Based on net assets of $25,886,737 and 2,537,364 shares
                    of beneficial interest outstanding ...........................................                           $10.20
                                                                                                                             ======
                    Class B--Based on net assets of $73,033,774 and 7,158,443 shares
                    of beneficial interest outstanding ...........................................                           $10.20
                                                                                                                             ======
                    Class C--Based on net assets of $10,488,938 and 1,029,887 shares
                    of beneficial interest outstanding ...........................................                           $10.18
                                                                                                                             ======
                    Class D--Based on net assets of $43,908,873 and 4,310,954 shares
                    of beneficial interest outstanding ...........................................                           $10.19
                                                                                                                             ======
-----------------------------------------------------------------------------------------------------------------------------------

      See Notes to Financial Statements.

Merrill Lynch Florida Municipal Bond Fund                          July 31, 2002

Statement of Operations

                                                                                                                  For the Year Ended
                                                                                                                       July 31, 2002
------------------------------------------------------------------------------------------------------------------------------------
Investment Income:     Interest ...................................................................                     $ 9,433,198
------------------------------------------------------------------------------------------------------------------------------------
Expenses:              Investment advisory fees ...................................................     $   872,145
                       Account maintenance and distribution fees--Class B .........................         400,854
                       Accounting services ........................................................         108,793
                       Professional fees ..........................................................          89,249
                       Account maintenance and distribution fees--Class C .........................          54,304
                       Printing and shareholder reports ...........................................          49,664
                       Transfer agent fees--Class B ...............................................          42,854
                       Account maintenance fees--Class D ..........................................          41,849
                       Transfer agent fees--Class D ...............................................          19,663
                       Trustees' fees and expenses ................................................          14,248
                       Transfer agent fees--Class A ...............................................          12,853
                       Pricing fees ...............................................................          10,095
                       Custodian fees .............................................................           9,534
                       Registration fees ..........................................................           6,529
                       Transfer agent fees--Class C ...............................................           4,762
                       Other ......................................................................          13,394
                                                                                                        -----------
                       Total expenses .............................................................                       1,750,790
                                                                                                                        -----------
                       Investment income--net .....................................................                       7,682,408
                                                                                                                        -----------
------------------------------------------------------------------------------------------------------------------------------------
Realized &             Realized gain on investments--net ..........................................                       1,155,663
Unrealized             Change in unrealized appreciation on investments--net ......................                        (336,243)
Gain (Loss) on                                                                                                          -----------
Investments--Net:      Total realized and unrealized gain on investments--net .....................                         819,420
                                                                                                                        -----------
                       Net Increase in Net Assets Resulting from Operations .......................                     $ 8,501,828
                                                                                                                        ===========
------------------------------------------------------------------------------------------------------------------------------------

      See Notes to Financial Statements.

Merrill Lynch Florida Municipal Bond Fund                          July 31, 2002

Statements of Changes in Net Assets

                                                                                                         For the Year Ended
                                                                                                              July 31,
                                                                                                  ----------------------------------
Increase (Decrease) in Net Assets:                                                                      2002                2001
------------------------------------------------------------------------------------------------------------------------------------
Operations:               Investment income--net ...........................................      $   7,682,408       $   7,655,548
                          Realized gain on investments--net ................................          1,155,663           4,978,561
                          Change in unrealized appreciation on investments--net ............           (336,243)          1,803,666
                                                                                                  -------------       -------------
                          Net increase in net assets resulting from operations .............          8,501,828          14,437,775
                                                                                                  -------------       -------------
------------------------------------------------------------------------------------------------------------------------------------
Dividends &               Investment income--net:
Distributions to            Class A ........................................................         (1,417,464)         (1,501,772)
Shareholders:               Class B ........................................................         (3,725,318)         (4,326,306)
                            Class C ........................................................           (412,106)           (393,745)
                            Class D ........................................................         (2,117,956)         (1,433,725)
                          In excess of realized gain on investments--net:
                            Class A ........................................................                 --             (19,017)
                            Class B ........................................................                 --             (61,566)
                            Class C ........................................................                 --              (5,742)
                            Class D ........................................................                 --             (17,760)
                                                                                                  -------------       -------------
                          Net decrease in net assets resulting from dividends
                          and distributions to shareholders ................................         (7,672,844)         (7,759,633)
                                                                                                  -------------       -------------
------------------------------------------------------------------------------------------------------------------------------------
Beneficial Interest       Net decrease in net assets derived from beneficial
Transactions:             interest transactions ............................................        (10,670,581)         (8,041,322)
                                                                                                  -------------       -------------
------------------------------------------------------------------------------------------------------------------------------------
Net Assets:               Total decrease in net assets .....................................         (9,841,597)         (1,363,180)
                          Beginning of year ................................................        163,159,919         164,523,099
                                                                                                  -------------       -------------
                          End of year* .....................................................      $ 153,318,322       $ 163,159,919
                                                                                                  =============       =============
------------------------------------------------------------------------------------------------------------------------------------
                         *Undistributed investment income--net .............................      $     107,847                  --
                                                                                                  =============       =============
------------------------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

Merrill Lynch Florida Municipal Bond Fund                          July 31, 2002

Financial Highlights

                                                                                                Class A
                                                                     --------------------------------------------------------------
The following per share data and ratios have been derived                                       For the
from information provided in the financial statements.                                     Year Ended July 31,
                                                                     --------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                                  2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------------------------------------
Per Share             Net asset value, beginning of year .........   $    10.14   $     9.73   $    10.08   $    10.41   $    10.37
Operating                                                            ----------   ----------   ----------   ----------   ----------
Performance:          Investment income--net .....................          .52          .51          .50          .50          .53
                      Realized and unrealized gain (loss) on
                      investments--net ...........................          .06          .42         (.35)        (.33)         .04
                                                                     ----------   ----------   ----------   ----------   ----------
                      Total from investment operations ...........          .58          .93          .15          .17          .57
                                                                     ----------   ----------   ----------   ----------   ----------
                      Less dividends and distributions:
                        Investment income--net ...................         (.52)        (.51)        (.50)        (.50)        (.53)
                        In excess of realized gain on
                        investments--net .........................           --         (.01)          --           --           --
                                                                     ----------   ----------   ----------   ----------   ----------
                      Total dividends and distributions ..........         (.52)        (.52)        (.50)        (.50)        (.53)
                                                                     ----------   ----------   ----------   ----------   ----------
                      Net asset value, end of year ...............   $    10.20   $    10.14   $     9.73   $    10.08   $    10.41
                                                                     ==========   ==========   ==========   ==========   ==========
------------------------------------------------------------------------------------------------------------------------------------
Total Investment      Based on net asset value per share .........        5.91%        9.71%        1.66%        1.57%        5.61%
Return:*                                                             ==========   ==========   ==========   ==========   ==========
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average     Expenses ...................................         .79%         .76%         .70%         .72%         .69%
Net Assets:                                                          ==========   ==========   ==========   ==========   ==========
                      Investment income--net .....................        5.16%        5.10%        5.17%        4.80%        5.06%
                                                                     ==========   ==========   ==========   ==========   ==========
------------------------------------------------------------------------------------------------------------------------------------
Supplemental          Net assets, end of year (in thousands) .....   $   25,886   $   29,053   $   30,242   $   38,214   $   44,173
Data:                                                                ==========   ==========   ==========   ==========   ==========
                      Portfolio turnover .........................       41.29%       81.27%       79.33%      120.54%      101.75%
                                                                     ==========   ==========   ==========   ==========   ==========
------------------------------------------------------------------------------------------------------------------------------------

      *     Total investment returns exclude the effects of sales charges.

      See Notes to Financial Statements.

Merrill Lynch Florida Municipal Bond Fund                          July 31, 2002

Financial Highlights (continued)

                                                                                                   Class B
                                                                          ---------------------------------------------------------
The following per share data and ratios have been derived                                          For the
from information provided in the financial statements.                                       Year Ended July 31,
                                                                          ---------------------------------------------------------
Increase (Decrease) in Net Asset Value:                                      2002        2001        2000        1999        1998
-----------------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of year ...............   $   10.14   $    9.73   $   10.08   $   10.41   $   10.37
Operating                                                                 ---------   ---------   ---------   ---------   ---------
Performance:         Investment income--net ...........................         .47         .46         .45         .45         .47
                     Realized and unrealized gain (loss) on
                     investments--net .................................         .06         .42        (.35)       (.33)        .04
                                                                          ---------   ---------   ---------   ---------   ---------
                     Total from investment operations .................         .53         .88         .10         .12         .51
                                                                          ---------   ---------   ---------   ---------   ---------
                     Less dividends and distributions:
                       Investment income--net .........................        (.47)       (.46)       (.45)       (.45)       (.47)
                       In excess of realized gain on
                       investments--net ...............................          --        (.01)         --          --          --
                                                                          ---------   ---------   ---------   ---------   ---------
                     Total dividends and distributions ................        (.47)       (.47)       (.45)       (.45)       (.47)
                                                                          ---------   ---------   ---------   ---------   ---------
                     Net asset value, end of year .....................   $   10.20   $   10.14   $    9.73   $   10.08   $   10.41
                                                                          =========   =========   =========   =========   =========
------------------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share ...............       5.38%       9.16%       1.14%       1.06%       5.07%
Return:*                                                                  =========   =========   =========   =========   =========
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses .........................................       1.29%       1.26%       1.20%       1.23%       1.20%
Net Assets:                                                               =========   =========   =========   =========   =========
                     Investment income--net ...........................       4.65%       4.59%       4.66%       4.29%       4.55%
                                                                          =========   =========   =========   =========   =========
------------------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of year (in thousands) ...........   $  73,034   $  86,433   $ 100,059   $ 133,276   $ 143,496
Data:                                                                     =========   =========   =========   =========   =========
                     Portfolio turnover ...............................      41.29%      81.27%      79.33%     120.54%     101.75%
                                                                          =========   =========   =========   =========   =========
------------------------------------------------------------------------------------------------------------------------------------

*     Total investment returns exclude the effects of sales charges.

      See Notes to Financial Statements.

Merrill Lynch Florida Municipal Bond Fund                          July 31, 2002

Financial Highlights (continued)

                                                                                                    Class C
                                                                           --------------------------------------------------------
The following per share data and ratios have been derived                                           For the
from information provided in the financial statements.                                        Year Ended July 31,
                                                                           --------------------------------------------------------
Increase (Decrease) in Net Asset Value:                                       2002        2001        2000        1999        1998
-----------------------------------------------------------------------------------------------------------------------------------
Per Share               Net asset value, beginning of year .............   $  10.13    $   9.71    $  10.06    $  10.39    $  10.35
Operating                                                                  --------    --------    --------    --------    --------
Performance:            Investment income--net .........................        .46         .44         .44         .43         .46
                        Realized and unrealized gain (loss) on
                        investments--net ...............................        .05         .43        (.35)       (.33)        .04
                                                                           --------    --------    --------    --------    --------
                        Total from investment operations ...............        .51         .87         .09         .10         .50
                                                                           --------    --------    --------    --------    --------
                        Less dividends and distributions:
                          Investment income--net .......................       (.46)       (.44)       (.44)       (.43)       (.46)
                          In excess of realized gain on
                          investments--net .............................         --        (.01)         --          --          --
                                                                           --------    --------    --------    --------    --------
                        Total dividends and distributions ..............       (.46)       (.45)       (.44)       (.43)       (.46)
                                                                           --------    --------    --------    --------    --------
                        Net asset value, end of year ...................   $  10.18    $  10.13    $   9.71    $  10.06    $  10.39
                                                                           ========    ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------------------------
Total Investment        Based on net asset value per share .............      5.17%       9.17%       1.04%        .95%       4.97%
Return:*                                                                   ========    ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average       Expenses .......................................      1.39%       1.36%       1.30%       1.33%       1.30%
Net Assets:                                                                ========    ========    ========    ========    ========
                        Investment income--net .........................      4.56%       4.49%       4.57%       4.19%       4.44%
                                                                           ========    ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------------------------
Supplemental            Net assets, end of year (in thousands) .........   $ 10,489    $  9,110    $  8,497    $ 10,897    $  8,900
Data:                                                                      ========    ========    ========    ========    ========
                        Portfolio turnover .............................     41.29%      81.27%      79.33%     120.54%     101.75%
                                                                           ========    ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------------------------

      *     Total investment returns exclude the effects of sales charges.

See Notes to Financial Statements.

Merrill Lynch Florida Municipal Bond Fund                          July 31, 2002

FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)

                                                                                                    Class D
                                                                           --------------------------------------------------------
The following per share data and ratios have been derived                                           For the
from information provided in the financial statements.                                         Year Ended July 31,
                                                                           --------------------------------------------------------
Increase (Decrease) in Net Asset Value:                                       2002        2001        2000        1999        1998
-----------------------------------------------------------------------------------------------------------------------------------
Per Share              Net asset value, beginning of year ..............   $  10.13    $   9.71    $  10.06    $  10.39    $  10.35
Operating                                                                  --------    --------    --------    --------    --------
Performance:           Investment income--net ..........................        .51         .49         .49         .49         .52
                       Realized and unrealized gain (loss) on
                       investments--net ................................        .06         .43        (.35)       (.33)        .04
                                                                           --------    --------    --------    --------    --------
                       Total from investment operations ................        .57         .92         .14         .16         .56
                                                                           --------    --------    --------    --------    --------
                       Less dividends and distributions:
                         Investment income--net ........................       (.51)       (.49)       (.49)       (.49)       (.52)
                         In excess of realized gain on
                         investments--net ..............................         --        (.01)         --          --          --
                                                                           --------    --------    --------    --------    --------
                       Total dividends and distributions ...............       (.51)       (.50)       (.49)       (.49)       (.52)
                                                                           --------    --------    --------    --------    --------
                       Net asset value, end of year ....................   $  10.19    $  10.13    $   9.71    $  10.06    $  10.39
                                                                           ========    ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------------------------
Total Investment       Based on net asset value per share ..............      5.81%       9.72%       1.55%       1.46%       5.51%
Return:*                                                                   ========    ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average      Expenses ........................................       .89%        .86%        .80%        .82%        .79%
Net Assets:                                                                ========    ========    ========    ========    ========
                       Investment income--net ..........................      5.07%       4.99%       5.07%       4.69%       4.95%
                                                                           ========    ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------------------------
Supplemental           Net assets, end of year (in thousands) ..........   $ 43,909    $ 38,564    $ 25,725    $ 37,713    $ 24,268
Data:                                                                      ========    ========    ========    ========    ========
                       Portfolio turnover ..............................     41.29%      81.27%      79.33%     120.54%     101.75%
                                                                           ========    ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------------------------

*     Total investment returns exclude the effects of sales charges.

      See Notes to Financial Statements.

Merrill Lynch Florida Municipal Bond Fund                          July 31, 2002

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Florida Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its related net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. The cumulative effect of this accounting

Merrill Lynch Florida Municipal Bond Fund                          July 31, 2002

change had no impact on total net assets of the Fund, but resulted in a $36,113 increase in cost of securities (which, in turn, resulted in a corresponding $36,113 decrease in net unrealized appreciation and a corresponding $36,113 increase in undistributed net investment income), based on securities held by the Fund as of July 31, 2001.

The effect of this change for the year ended July 31, 2002 was to increase net investment income by $9,564, decrease net unrealized appreciation by $23,081 and increase net realized capital losses by $22,596. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

(e) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Expenses--Certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis based upon the respective aggregate net asset value of each Fund included in the Trust.

(g) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $62,170 have been reclassified between accumulated net realized capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $500 million; .525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .50% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

---------------------------------------------------------------
                                     Account       Distribution
                                 Maintenance Fee        Fee
---------------------------------------------------------------
Class B........................        .25%            .25%
Class C........................        .25%            .35%
Class D........................        .10%             --
---------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 2002, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

---------------------------------------------------------------
                                           FAMD          MLPF&S
---------------------------------------------------------------
Class A.............................      $  641        $ 6,307
Class D.............................      $2,302        $24,865
---------------------------------------------------------------

For the year ended July 31, 2002, MLPF&S received contingent deferred sales charges of $46,499 and $3,177 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $901 relating to transactions subject to front-end sales charge waivers in Class A Shares.

Merrill Lynch Florida Municipal Bond Fund                          July 31, 2002

NOTES TO FINANCIAL STATEMENTS (concluded)

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended July 31, 2002, the Fund reimbursed FAM $12,383 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, FAMD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 2002 were $63,597,329 and $83,394,221, respectively.

Net realized gains for the year ended July 31, 2002 and net unrealized gains as of July 31, 2002 were as follows:

----------------------------------------------------------------
                                      Realized        Unrealized
                                        Gains           Gains
----------------------------------------------------------------
Long-term investments...........    $ 1,155,663      $ 7,070,288
                                    -----------      -----------
Total...........................    $ 1,155,663      $ 7,070,288
                                    ===========      ===========
----------------------------------------------------------------

As of July 31, 2002, net unrealized appreciation for Federal income tax purposes aggregated $7,093,369, of which $7,142,279 related to appreciated securities and $48,910 related to depreciated securities. The aggregate cost of investments at July 31, 2002 for Federal income tax purposes was $136,920,657.

4. Beneficial Interest Transactions:

Net decrease in net assets derived from beneficial interest transactions was $10,670,581 and $8,041,322 for the years ended July 31, 2002 and July 31, 2001, respectively.

Transactions in shares of beneficial interest for each class were as follows:

----------------------------------------------------------------
Class A Shares for the Year                            Dollar
Ended July 31, 2002                     Shares         Amount
----------------------------------------------------------------
Shares sold ....................        184,593      $ 1,866,094
Shares issued to shareholders
in reinvestment of dividends ...         71,456          722,256
                                       --------      -----------
Total issued ...................        256,049        2,588,350
Shares redeemed ................       (582,992)      (5,896,534)
                                       --------      -----------
Net decrease ...................       (326,943)     $(3,308,184)
                                       ========      ===========
----------------------------------------------------------------

----------------------------------------------------------------
Class A Shares for the Year                            Dollar
Ended July 31, 2001                     Shares         Amount
----------------------------------------------------------------
Shares sold ....................        247,768      $ 2,469,625
Shares issued to shareholders
in reinvestment of dividends
and distributions ..............         75,051          745,279
                                       --------      -----------
Total issued ...................        322,819        3,214,904
Shares redeemed ................       (567,179)      (5,624,229)
                                       --------      -----------
Net decrease ...................       (244,360)     $(2,409,325)
                                       ========      ===========
----------------------------------------------------------------

----------------------------------------------------------------
Class B Shares for the Year                            Dollar
Ended July 31, 2002                     Shares         Amount
----------------------------------------------------------------
Shares sold ....................      1,037,222     $ 10,511,437
Shares issued to shareholders
in reinvestment of dividends ...        140,201        1,417,079
                                     ----------     ------------
Total issued ...................      1,177,423       11,928,516
Automatic conversion
of shares ......................     (1,036,517)     (10,510,916)
Shares redeemed ................     (1,503,799)     (15,189,951)
                                     ----------     ------------
Net decrease ...................     (1,362,893)    $(13,772,351)
                                     ==========     ============
----------------------------------------------------------------

----------------------------------------------------------------
Class B Shares for the Year                            Dollar
Ended July 31, 2001                     Shares         Amount
----------------------------------------------------------------
Shares sold ....................       1,290,064    $ 12,847,483
Shares issued to shareholders
in reinvestment of dividends
and distributions ..............         157,264       1,561,642
                                      ----------    ------------
Total issued ...................       1,447,328      14,409,125
Automatic conversion
of shares ......................      (1,014,598)    (10,159,916)
Shares redeemed ................      (2,196,766)    (21,736,545)
                                      ----------    ------------
Net decrease ...................      (1,764,036)   $(17,487,336)
                                      ==========    ============
----------------------------------------------------------------

----------------------------------------------------------------
Class C Shares for the Year                            Dollar
Ended July 31, 2002                     Shares         Amount
----------------------------------------------------------------
Shares sold .....................        465,382     $ 4,701,880
Shares issued to shareholders
in reinvestment of dividends ....         18,545         187,103
                                        --------     -----------
Total issued ....................        483,927       4,888,983
Shares redeemed .................       (353,786)     (3,578,123)
                                        --------     -----------
Net increase ....................        130,141     $ 1,310,860
                                        ========     ===========
----------------------------------------------------------------

----------------------------------------------------------------
Class C Shares for the Year                            Dollar
Ended July 31, 2001                     Shares         Amount
----------------------------------------------------------------
Shares sold ....................         172,832     $ 1,717,827
Shares issued to shareholders
in reinvestment of dividends
and distributions ..............          16,067         159,298
                                        --------     -----------
Total issued ...................         188,899       1,877,125
Shares redeemed ................        (164,059)     (1,627,013)
                                        --------     -----------
Net increase ...................          24,840     $   250,112
                                        ========     ===========
----------------------------------------------------------------

----------------------------------------------------------------
Class D Shares for the Year                            Dollar
Ended July 31, 2002                     Shares         Amount
----------------------------------------------------------------
Shares sold ....................         254,156    $  2,558,043
Automatic conversion
of shares ......................       1,038,328      10,510,916
Shares issued to shareholders
in reinvestment of dividends ...          55,928         564,161
                                      ----------    ------------
Total issued ...................       1,348,412      13,633,120
Shares redeemed ................        (845,743)     (8,534,026)
                                      ----------    ------------
Net increase ...................         502,669    $  5,099,094
                                      ==========    ============
----------------------------------------------------------------

----------------------------------------------------------------
Class D Shares for the Year                            Dollar
Ended July 31, 2001                     Shares         Amount
----------------------------------------------------------------
Shares sold ....................         637,328    $  6,357,069
Automatic conversion
of shares ......................       1,015,892      10,159,916
Shares issued to shareholders
in reinvestment of dividends
and distributions ..............          38,556         382,657
                                      ----------    ------------
Total issued ...................       1,691,776      16,899,642
Shares redeemed ................        (532,309)     (5,294,415)
                                      ----------    ------------
Net increase ...................       1,159,467    $ 11,605,227
                                      ==========    ============
----------------------------------------------------------------

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by FAM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the year ended July 31, 2002.

6. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended July 31, 2002 and July 31, 2001 was as follows:

----------------------------------------------------------------
                                      7/31/2002       7/31/2001
----------------------------------------------------------------
Distributions paid from:
  Tax-exempt income ............      $7,672,844      $7,655,548
  Ordinary income ..............              --         104,085
                                      ----------      ----------
Total distributions ............      $7,672,844      $7,759,633
                                      ==========      ==========
----------------------------------------------------------------

As of July 31, 2002, the components of accumulated losses on a tax basis were as follows:

----------------------------------------------------------------
Undistributed tax-exempt income--net ............    $     84,765
Undistributed long-term capital
gains--net ......................................              --
                                                     ------------
Total undistributed earnings--net ...............          84,765
Capital loss carryforward .......................     (15,775,152)*
Unrealized gains--net ...........................       6,054,374**
                                                     ------------
Total accumulated losses--net ...................    $ (9,636,013)
                                                     ============
-----------------------------------------------------------------

 * On July 31, 2002, the Fund had a net capital loss carryforward of $15,775,152, of which $8,249,262 expires in 2003, $2,275,703 expires in
      2004, $4,131,859 expires in 2008 and $1,118,328 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on straddles and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.

Merrill Lynch Florida Municipal Bond Fund                          July 31, 2002

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Merrill Lynch Florida Municipal Bond Fund of
Merrill Lynch Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Florida Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 2002, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Florida Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
September 5, 2002

Merrill Lynch Florida Municipal Bond Fund                          July 31, 2002

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by Merrill Lynch Florida Municipal Bond Fund during its taxable year ended July 31, 2002 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.

Merrill Lynch Florida Municipal Bond Fund                          July 31, 2002

OFFICERS AND TRUSTEES

                                                                                                        Number of
                                                                                                       Portfolios
                                                                                                         in Fund          Other
                           Position(s) Length                                                            Complex      Directorships
                               Held    of Time                                                         Overseen by       Held by
Name, Address & Age         with Fund  Served   Principal Occupation(s) During Past 5 Years              Trustee         Trustee
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustee
------------------------------------------------------------------------------------------------------------------------------------
Terry K. Glenn*             President  1999 to  Chairman Americas Region since 2001, and                118 Funds          None
P.O. Box 9011               and        present  Executive Vice President since 1983 of Fund          169 Portfolios
Princeton, NJ 08543-9011    Trustee    and      Asset Management L.P. ("FAM") and Merrill
Age: 61                                1992 to  Lynch Investment Managers L.P. ("MLIM");
                                       present  President of Merrill Lynch Mutual Funds since
                                                1999; President of FAM Distributors, Inc.
                                                ("FAMD") since 1986 and Director thereof since
                                                1991; Executive Vice President and Director of
                                                Princeton Services, Inc. ("Princeton Services")
                                                since 1993; President of Princeton Administrators,
                                                L.P. since 1988; Director of Financial Data
                                                Services, Inc. since 1985.
---------------------------------------------------------------------------------------------------------------------------------
*     Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM; President of FAMD; Executive Vice
      President of Princeton Services; and President of Princeton Administrators, L.P. The Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President,
      Mr. Glenn serves at the pleasure of the Board of Trustees.
---------------------------------------------------------------------------------------------------------------------------------


                                                                                                        Number of
                                                                                                       Portfolios
                                                                                                         in Fund          Other
                           Position(s) Length                                                            Complex      Directorships
                               Held    of Time                                                         Overseen by       Held by
Name, Address & Age         with Fund  Served*  Principal Occupation(s) During Past 5 Years              Trustee         Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees
------------------------------------------------------------------------------------------------------------------------------------
James H. Bodurtha           Trustee    1995 to  Director and Executive Vice President, The              39 Funds           None
P.O. Box 9011                          present  China Business Group, Inc. since 1996.                59 Portfolios
Princeton, NJ 08543-9011
Age: 58
------------------------------------------------------------------------------------------------------------------------------------
Joe Grills                  Trustee    2002 to  Member of Committee on Investment of Employee           42 Funds        Kimko Realty
P.O. Box 9011                          present  Benefit Assets of the Association for Financial       62 Portfolios     Corporation
Princeton, NJ 08543-9011                        Professionals since 1986.
Age: 67
------------------------------------------------------------------------------------------------------------------------------------
Herbert I. London           Trustee    1987 to  John M. Olin Professor of Humanities, New York          39 Funds           None
P.O. Box 9011                          present  University since 1993.                               59 Portfolios
Princeton, NJ 08543-9011
Age: 62
------------------------------------------------------------------------------------------------------------------------------------
Andre F. Perold             Trustee    1985 to  George Gund Professor of Finance and Banking,           39 Funds           None
P.O. Box 9011                          present  Harvard School of Business since 2000; Finance       59 Portfolios
Princeton, NJ 08543-9011                        Area Chair since 1996.
Age: 49
------------------------------------------------------------------------------------------------------------------------------------
Roberta Cooper Ramo         Trustee    2000 to  Shareholder, Modrall, Sperling, Roehl, Harris &        39 Funds            None
P.O. Box 9011                          present  Sisk, P.A. since 1993.                              59 Portfolios
Princeton, NJ 08543-9011
Age: 59
------------------------------------------------------------------------------------------------------------------------------------

Merrill Lynch Florida Municipal Bond Fund                          July 31, 2002

OFFICERS AND TRUSTEES (concluded)

                                                                                                        Number of
                                                                                                       Portfolios
                                                                                                         in Fund          Other
                           Position(s) Length                                                            Complex      Directorships
                               Held    of Time                                                         Overseen by       Held by
Name, Address & Age         with Fund  Served*  Principal Occupation(s) During Past 5 Years              Trustee         Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Robert S. Salomon, Jr.      Trustee    2002 to  Principal of STI Management since 1994.                 42 Funds          None
P.O. Box 9011                          present                                                       62 Portfolios
Princeton, NJ 08543-9011
Age: 65
------------------------------------------------------------------------------------------------------------------------------------
Melvin R. Seiden            Trustee    2002 to  Director, Silbanc Properties, Ltd. (real estate,        42 Funds          None
P.O. Box 9011                          present  investment and consulting) since 1987;               62 Portfolios
Princeton, NJ 08543-9011                        Chairman and President of Seiden & de Cuevas,
Age: 71                                         Inc. (private investment firm) from 1964 to 1987.
------------------------------------------------------------------------------------------------------------------------------------
Stephen B. Swensrud         Trustee    2002 to  Chairman, Fernwood Advisors since 1996.                 42 Funds          None
P.O. Box 9011                          present                                                       62 Portfolios
Princeton, NJ 08543-9011
Age: 69
------------------------------------------------------------------------------------------------------------------------------------
*     The Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
------------------------------------------------------------------------------------------------------------------------------------


                          Position(s)   Length
                             Held       of Time
Name, Address & Age        with Fund    Served*     Principal Occupation(s) During Past 5 Years
Fund Officers
----------------------------------------------------------------------------------------------------------------------------------
Donald C. Burke            Vice         1993 to     First Vice President of FAM and MLIM since 1997 and Treasurer thereof since
P.O. Box 9011              President    present     1999; Senior Vice President and Treasurer of Princeton Services since 1999;
Princeton, NJ 08543-9011   and          and 1999    Vice President of FAMD since 1999; Vice President of FAM and MLIM from 1990
Age: 42                    Treasurer    to present  to 1997; Director of Taxation of MLIM since 1990.
----------------------------------------------------------------------------------------------------------------------------------
Kenneth A. Jacob           Senior       2001 to     Managing Director of the Adviser and MLIM since 1997; Vice President of MLIM
P.O. Box 9011              Vice         present     from 1984 to 1997.
Princeton, NJ 08543-9011   President
Age: 50
----------------------------------------------------------------------------------------------------------------------------------
John M. Loffredo           Senior       2001 to     Managing Director of the Adviser and MLIM since 1997; Vice President of MLIM
P.O. Box 9011              Vice         present     from 1991 to 1997.
Princeton, NJ 08543-9011   President
Age: 38
----------------------------------------------------------------------------------------------------------------------------------
Robert D. Sneeden          Vice         1998 to     Vice president of MLIM since 1998; Assistant Vice President and Portfolio
P.O. Box 9011              President    present     Manager from 1994 to 1998.
Princeton, NJ 08543-9011   and
Age: 49                    Portfolio
                           Manager
----------------------------------------------------------------------------------------------------------------------------------
Alice A. Pellegrino        Secretary    1999 to     Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from
P.O. Box 9011                           present     1999 to 2002; Attorney associated with MLIM since 1997; Associate with
Princeton, NJ 08543-9011                            Kirkpatrick & Lockhart LLP from 1992 to 1997.
Age: 42
----------------------------------------------------------------------------------------------------------------------------------
*     Officers of the Fund serve at the pleasure of the Board of Trustees.
----------------------------------------------------------------------------------------------------------------------------------
Further information about the Fund's Officers and Trustees is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.
----------------------------------------------------------------------------------------------------------------------------------

Custodian                                    Transfer Agent

State Street Bank and Trust Company          Financial Data Services, Inc.
P.O. Box 351                                 4800 Deer Lake Drive East
Boston, MA 02101                             Jacksonville, FL 32246-6484
                                             800-637-3863

[LOGO] Merrill Lynch  Investment Managers

                                [GRAPHIC OMITTED]

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Florida Municipal Bond Fund of
Merrill Lynch Multi-State Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011

[RECYCLED LOGO] Printed on post-consumer recycled paper             #16031--7/02